UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential,  for  Use of the Commission Only (as permitted by Rule 14a-6
      (e)(2))
[X]   Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to  Rule  14a-12

                     ORBIT  INTERNATIONAL  CORP.
                     ---------------------------
     (Name  of  Registrant  as  Specified  in  Its  Charter)

                                      N/A
                                      ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  previously  paid  with  the  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                           ORBIT INTERNATIONAL CORP.
                               80  CABOT  COURT
                         HAUPPAUGE,  NEW  YORK  11788


     NOTICE  OF  2011  ANNUAL  MEETING  OF  STOCKHOLDERS


To  the  Stockholders  of  Orbit  International  Corp.:

     The 2011 Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, at 10:00 a.m., Eastern Daylight Savings Time, on June 24, 2011, for the following purposes:

1.     To  elect  the  Board  of  Directors  for  the  ensuing  year.

2. To ratify the appointment of EisnerAmper LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2011.

3.     To  transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 16, 2011, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. Representation at the meeting in person or by proxy of at least one-third of all outstanding shares of common stock is required to constitute a quorum. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court, Hauppauge, New York 11788.

     YOUR VOTE AT THE MEETING IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING A PROXY WILL NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                 STOCKHOLDER MEETING TO BE HELD JUNE 24, 2011:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2010 IS AVAILABLE AT WWW.ORBITINTL.COM UNDER "INVESTOR RELATIONS".

                                      BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                      MARK  TUBLISKY
                                      Secretary
Hauppauge,  New  York
May  17,  2011

                           ORBIT INTERNATIONAL CORP.
                                 80 CABOT COURT
                           HAUPPAUGE, NEW YORK 11788

                                 (631) 435-8300
                             ______________________

                                PROXY STATEMENT
                             ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 24, 2011, at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, and any adjournment thereof. This proxy material is being mailed to stockholders commencing on or about May 17, 2011.

                           VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One-third of the outstanding shares of the Company's common stock, par value $.10 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. For the ratification of EisnerAmper LLP as the independent auditors and accountants for the Company for the year ended December 31, 2011, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not affect the outcome of the election of directors or the ratification of the appointment of the independent auditors.

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the ratification of the appointment of EisnerAmper LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     At the close of business on May 16, 2011, there were 4,734,220 shares of Common Stock outstanding and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 16, 2011, are entitled to notice of, and to vote at, the Annual Meeting.

REVOCABILITY OF PROXY

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

NO  DISSENTER'S  RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to either Proposal 1 or Proposal 2.

     PROPOSAL  1

     ELECTION  OF  DIRECTORS

     The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is duly elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The maximum number of directors is currently fixed at seven, and the number of directors is currently five. The Company has nominated five persons consisting of Mitchell Binder, Bruce Reissman, Bernard Karcinell, Sohail Malad and Fredric Gruder, each a current Director, for re-election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, "Security Ownership of Certain Beneficial Owners and Management," for information pertaining to stock ownership by the nominees and executive officers of the Company.



Name of Nominee    Age  Independent  Position
-----------------  ---  -----------  ----------------------------------------------------

Mitchell Binder     55  No           President, Chief Executive Officer and Director

Bruce Reissman      61  No           Executive Vice President, Chief Operating
                                     Officer and Director

David Goldman       41  No           Chief Financial Officer and Treasurer

Mark Tublisky       72  No           Secretary and President of Behlman Electronics, Inc.

David Gutman        59  No           President and Chief Operating Officer of Tulip
                                     Development Laboratory, Inc.

Kenneth J. Ice      49  No           President and Chief Operating Officer of
                                     Integrated Combat Systems

Bernard Karcinell   72  Yes          Director

Sohail Malad        36  Yes          Director

Fredric Gruder      65  Yes          Director


BIOGRAPHICAL  INFORMATION

     Mitchell Binder has been President and Chief Executive Office since January 1, 2011. Prior thereto, he was Executive Vice President of the Company since 2006, Vice President-Finance from 1986 to 2006 and its Chief Financial Officer since 1983. He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995. In light of Mr. Binder's financial background and his extensive knowledge of our Company's business developed over the course of his long career at our Company, the Board has concluded he should be re-elected to the Board of Directors.

Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to March 1995 and Director of Sales and
Marketing from 1976 to April 1988. In light of Mr. Reissman's technology background and his extensive knowledge of our Company's business developed over the course of his long career at our Company, the Board has concluded he should be re-elected to the Board of Directors.

David Goldman has been Chief Financial Officer since January 1, 2011. Prior thereto, he was Treasurer of the Company since June 2004 and Controller since April 2003. Prior thereto, he was Assistant Controller of Frequency
Electronics, Inc., a commercial and defense electronics supplier, from April 1999 until April 2003 and Accounting Supervisor from May 1995 to April 1999.

     Mark Tublisky has been Secretary of the Company since March 2003 and has been President of Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr. Tublisky held various positions at Astrosystems, Inc. from 1969 to 1996, including General Manager of its Automatic Test Division and then as General Manager of the Behlman Division.

David Gutman has been President and Chief Operating Officer of Tulip Development Laboratory, Inc. ("TDL") since August 2008. Prior thereto, he was Vice President, Operations and Business Development for Aydin Displays from 2000 to 2007.

Kenneth  J.  Ice  has  been  President and Chief Operating Officer of Integrated
Consulting Services, Inc. d/b/a Integrated Combat Systems ("ICS") since its acquisition by the Company on December 31, 2007. Prior thereto, he had been Chief Executive Officer of ICS since 1995.

Bernard Karcinell has been a director of the Company since 2000. Mr. Karcinell is a retired certified public accountant. He performs financial advisory services to several individuals and corporations. Prior thereto, he was a Partner at KPMG LLP and former President and CEO of Designcraft Jewel Industries and CCR Video Corp. The Board concluded that Mr. Karcinell should be a director of the Company because of his extensive knowledge of and experience in accounting, auditing and financial reporting matters.

     Sohail Malad has been a director of the Company since July 2007. He currently serves as a partner for Karla Enterprises, LLC an investment and development firm. From 2006 through 2008, Mr. Malad was founder and partner of Monarch Activist Partners LP ("Monarch") based in San Diego, CA, which owned in excess of 5% of the outstanding shares of the Company until 2008. From 2004 through 2006, Mr. Malad was a consultant with the Los Angeles office of the Boston Consulting Group. In light of Mr. Malad's extensive finance background, his experience in due diligence related to merger and acquisitions, our board has concluded that Mr. Malad should be re-elected to our Board of Directors.

Fredric Gruder has been a director of the Company since March 2008. Mr. Gruder, an attorney at law, has been a sole practitioner since December 2001. He specializes in mergers and acquisitions and corporate/securities law. He is a graduate of Yale Law School and from July 1998 through July 2006, served on the Board of Directors of Harvey Electronics, Inc., a specialty retailer and custom installer of high quality audio/video consumer electronics and home theater products. In light of Mr. Gruder's extensive corporate and securities law background, his merger and acquisitions experience and his service on other public boards, our board has concluded that Mr. Gruder should be elected to our Board.

We believe that the nominees for our Board of Directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. As more specifically described in such person's individual biographies set forth above, the directors possess relevant and industry-specific experience and knowledge, which we believe enhances the Board's ability to oversee, evaluate and direct our overall corporate strategy.

     There are currently no family relationships among any of the directors or executive officers of the Company. The Company's executive officers serve in such capacity at the pleasure of the board.

STOCKHOLDER  VOTE  REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.

INFORMATION  ABOUT  THE  BOARD  OF  DIRECTORS

     The  Board  of Directors (the "Board") held nine (9) meetings and acted one
(1) time by unanimous written consent during the fiscal year ended December 31, 2010. All directors attended at least 75% of the meetings held by the Board and by all committees of the Board with the exception of Fredric Gruder, due to medical reasons. However, Mr. Gruder attended all meetings subsequent to his return in June, 2010. Pursuant to the terms of the Company's acquisition of Integrated Combat Systems, Kenneth J. Ice, ICS's President and Chief Operating Officer, is entitled to attend all Board meetings. Mr. Lee Feinberg resigned from the Board of Directors on October 6, 2010 and Mr. Dennis Sunshine resigned effective December 31, 2010.

The Company's 2010 annual meeting was attended by all of the Company's seven directors with the exception of Fredric Gruder who did not attend due to medical reasons. Attendance at the Company's annual meetings is strongly encouraged, however, is not mandatory.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 80 Cabot Court, Hauppauge, New York 11788,
Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

Board  Leadership

     The Board has no formal policy with respect to separation of the positions of Chairman and Chief Executive Officer or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time. Currently, we do not have a Chairman of the Board of Directors.

Risk  Management

     The Board believes that risk management is an important component of the Company's corporate strategy. While the Board assesses specific risks at its committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we face in the course of our business including economic, financial, operational, legal and regulatory risks.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board has established an Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and a Special Transaction Committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described below. Actions taken by any committee of the Board are reported to the Board.

Audit  Committee

     The Audit Committee of the Board currently consists of Bernard Karcinell, Sohail Malad and Fredric Gruder. Lee Feinberg was a member of the Audit Committee until his resignation on October 6, 2010. The Board annually reviews the NASDAQ Stock Market listing requirement standards for Audit Committee membership and has determined that all members of the Audit Committee meet all NASDAQ Stock Market listing standards for Audit Committee membership, and are independent as defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ Stock Market listing standards. The Board has determined that Bernard Karcinell is an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission ("SEC"). The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2010. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Chief Financial Officer and Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to the rules mandated by the SEC and the Nasdaq listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee. A current copy of the Company's Audit Committee Charter is available on the Company's website at www.orbitintl.com.

Nominating  and  Corporate  Governance  Committee

The Nominating and Corporate Governance Committee was formed in March 2003, and did not hold any meetings during the fiscal year ended December 31, 2010 and currently consists of Bernard Karcinell, Sohail Malad and Fredric Gruder, each of whom is independent as such term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market listing standards. Mr. Feinberg was a member of the Committee until his resignation on October 6, 2010. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A current copy of the Nominating and Corporate Governance Committee's charter accompanies the Company's proxy statement filed on April 28, 2004 as Appendix A thereto.

     When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company's business and structure, the Nominating and Corporate Governance Committee focuses primarily on each person's background and experience as reflected in the information discussed in each of the directors' individual biographies set forth above. The Nominating and Corporate Governance Committee annually reviews and makes recommendations regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

     The Nominating and Corporate Governance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our stockholders. The Nominating and Corporate Governance Committee will consider criteria including the nominee's current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee's industry experience, and the nominee's general ability to enhance the overall composition of the Board.

     The Nominating and Corporate Governance Committee does not have a formal policy on diversity; however, in recommending directors, the Board considers the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of its business.

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     -     Broad experience; diversity,
     -     Judgment, skill, and integrity,
     -     Understanding of the Company's business environment,
     - Experience with businesses and other organizations of comparable size,
     -     Ability to make independent analytical inquiries,
     - The interplay of the candidate's experience with the experience of other Board members,
     - The extent to which the candidate would be a desirable addition to the Board and any committees of the Board,
     -     Willingness  to  devote  adequate  time  to  the  Board,  and
     - Whether a particular candidate is independent under the NASDAQ Stock market listing standards.

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as a director, must accompany any stockholder recommendation. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation  Committee

     The Compensation Committee of the Board currently consists of Fredric Gruder, Bernard Karcinell and Sohail Malad, each of whom is independent as such term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market listing standards. The Compensation Committee conducted its business by unanimous written consent and met from time to time on an informal basis during the fiscal year ended
December 31, 2010. The Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. The Compensation Committee also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group. The Compensation Committee also reviews and approves financial measures and targets for annual incentive plans under employment agreements for the three senior executive officers of the Company. During 2006 and 2007, the Compensation Committee utilized the services of a compensation consultant in the process of creating new employment contracts for the three executive officers.

Special  Transaction  Committee

     The Special Transaction Committee of the Board consisted of Fredric Gruder, Bernard Karcinell and Sohail Malad, each of whom qualified as independent as such term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market listing standards. The Special Transaction Committee was formed in October 2010 to oversee, direct, evaluate and implement any number of strategic alternatives for the Company including the potential sale of the Company. The Special Transaction Committee met from time to time on an informal basis and conducted several informal meetings with the Company's counsel and investment banker. The Special Transaction Committee was disbanded in February 2011 by a resolution of the Board of Directors.



CORPORATE  GOVERNANCE
---------------------
General
-------

In furtherance of our Board's goals of providing effective governance of our business and affairs for the long-term benefit of our stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, our board of directors has adopted the following corporate governance measures:

- Charters for our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee, as described above;

-     Code of Ethics; and

-     Employee Whistleblower Policy.


The Audit Committee Charter, Code of Ethics and Employee Whistleblower Policy are available, free of charge, on the Company's web site at www.orbitintl.com and in print upon written request to the Company's address to the attention of the Secretary. The information on our web site is not a part of this Proxy Statement.

Code  of  Ethics
----------------

     The Board of Directors has adopted a Code of Ethics, which applies to all directors, officers and employees, including the Company's principal executive officer and principal financial officer. The Code of Ethics addresses, among other things:

-     Ethical business conduct;
-     Compliance with legal requirements;
-     Confidentiality of our business information;
-     Use of property;
-     Avoidance of conflicts of interest;
- Conduct of our accounting operations, preparation of financial reports, and making of public disclosures; and
- Reporting of any violation of law or the Code of Ethics, unethical behavior, improper or questionable accounting or auditing, or inaccuracy in our financial reports or other public disclosures.

Whistleblower  Policy
---------------------

     The Audit Committee has adopted a Whistleblower Policy that governs the receipt, retention and treatment of complaints received by us regarding accounting, internal controls, auditing matters and questionable financial practices. The Whistleblower Policy is designed to protect the confidential, anonymous submission by our employees of any concerns that they may have regarding questionable accounting or auditing matters. The Whistleblower Policy permits the reporting of those concerns by various means, including email, letter, or telephone. Complaints will be reviewed under the Audit Committee's direction, with oversight by the Chairman of the Audit Committee, Compliance Officer or such other persons as the Audit Committee determines to be appropriate.

Policies And Procedures Regarding Related Party Transactions

     The Company has established conflict of interest policies, to which all directors, executive officers and key employees are subject. They are required to disclose to the Company's Chief Compliance Officer in writing each outside relationship, activity and interest that creates a potential conflict of interest. All directors, executive officers and other key employees are required to disclose in writing each year whether they are personally in compliance with such policy. In addition each director and executive officer is required to complete an annual questionnaire which calls for disclosure of any transactions in which the Company is or is to be a participant, on the one hand, and in which such director or executive officer or any member of his family has a direct or indirect material interest, on the other. The Board of Directors is of the opinion that these procedures are sufficient to allow for the review, approval or ratification of any transactions with related persons that would be required to be disclosed under applicable SEC rules.

Complaint Procedure; Communications with Directors

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and respond to complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company currently has such procedures in place. Any employee of the Company may report concerns regarding these matters in the manner specified in the Company's Whistle Blower Policy which is posted at the Company's Hauppauge facility. A printed copy of the Company's Whistle Blower Policy will be provided to any stockholder upon request to the Company at 80 Cabot Court, Hauppauge, New York 11788, or by telephone
(631)  435-8300.

Stockholders and any other parties interested in communicating directly with the non-management directors of the Company as a group may do so by writing the Secretary of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. Any communications must state the number of shares of the Company owned by such stockholder.

                         REPORT OF THE AUDIT COMMITTEE

     Management has the primary responsibility for the integrity of the Company's financial information and the financial reporting process, including the system of internal control over financial reporting. EisnerAmper LLP ("EisnerAmper"), the Company's independent registered public accounting firm, is responsible for conducting an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the financial statements based upon the audit. The Audit Committee is responsible for overseeing the conduct of these activities by management and EisnerAmper.

     As part of its oversight responsibility, the Audit Committee has reviewed and discussed the audited financial statements and the adequacy of financial controls with management and EisnerAmper. The Audit Committee also has discussed with EisnerAmper the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit
Committee has received the written disclosures and the letter from EisnerAmper required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communication and has discussed with EisnerAmper their firm's independence.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.




Members of the Audit Committee

BERNARD KARCINELL
SOHAIL MALAD
FREDRIC GRUDER


     THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

EXECUTIVE  COMPENSATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth, with respect to the Company's fiscal years ended December 31, 2010, December 31, 2009, and December 31, 2008, all compensation earned by each person who is required to be listed pursuant to Item 402(m)(2) of Regulation S-K.





                                                                                 NON-EQUITY
                                                        STOCK         OPTION     INCENTIVE PLAN   ALL OTHER
NAME AND                                                AWARDS*       AWARDS*    COMPENSATION     COMPENSATION   TOTAL
PRINCIPAL POSITION          YEAR  SALARY ($)  BONUS($)  ($)(1)(2)(3)        ($)           ($)(5)         ($)(6)       ($)
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Dennis Sunshine(8)          2010     449,000         0      125,000          0                0        104,243    678,243
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
President and Chief         2009     449,000         0      125,000          0          130,000        110,244    814,244
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Executive Officer           2008     449,000         0      125,000          0          117,863        112,795    804,658
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------

--------------------------
Bruce Reissman              2010     389,300         0       35,000          0                0         35,946    460,246
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Executive Vice President,   2009     389,300         0       35,000          0           34,064         34,427    492,791
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Chief Operating Officer     2008     389,300         0       35,000          0                0         33,797    458,097
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------

--------------------------
Mitchell Binder(9)          2010     318,000         0       15,000          0                0         33,830    366,830
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Executive Vice President,   2009     300,600         0       15,000   31,237(4)          46,217         34,050    427,104
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Chief Financial Officer     2008     300,600         0       15,000          0           33,818         34,879    384,297
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------

--------------------------
Mark Tublisky               2010     213,030         0            0          0           33,105         16,601    262,736
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Secretary (President,       2009     205,330         0            0          0           33,123         14,884    253,337
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
Behlman Electronics, Inc.)  2008     197,400         0       15,665          0           36,184         14,814    264,063
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------

--------------------------
David Gutman(7)             2010     201,154         0            0          0            6,324         20,201    227,679
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
President, TDL              2009     200,000         0            0          0           23,400         24,212    247,612
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------
                            2008      77,000         0       12,050          0            5,968          9,101    104,119
--------------------------  ----  ----------  --------  ------------  ---------  ---------------  -------------  --------



*These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Proxy Statements.

(1) In June 2008, Messrs. Sunshine, Reissman and Binder received 17,605, 5,281, and 2,112, respectively, of Common Stock, valued at $7.10 per share, pursuant to a Long Term Incentive Plan ("LTIP"). The shares vest ratably each December 31 over a three year period for Sunshine and Reissman and over a two year period for Binder, provided each officer is still employed, and are subject to acceleration for death or change in control.

(2) In March 2009, Messrs. Sunshine, Reissman and Binder received 55,066, 16,272, and 6,607, respectively, of Common Stock, valued at $2.27 per share, pursuant to a Long Term Incentive Plan ("LTIP"). The shares vest ratably each December 31 over a three year period for Sunshine and Reissman and over a two year period for Binder, provided each officer is still employed, and are subject to acceleration for death or change in control(as to Mr. Sunshine, see footnote
8).


(3) In April 2010, Messrs. Sunshine, Reissman and Binder received 33,967, 9,510, and 4,076, respectively, of Common Stock, valued at $3.68 per share, pursuant to a Long Term Incentive Plan ("LTIP"). The shares vest ratably each December 31 over a three year period provided each officer is still employed, and are subject to acceleration for death or change in control(as to Mr. Sunshine, see footnote 8).

(4) On February 13, 2009, 112,500 of Mr. Binder's stock options at an exercise price of $1.92 per share, scheduled to expire on March 27, 2010, were cancelled by the Compensation Committee. On the same date, the Compensation
Committee granted to Mr. Binder 85,000 stock options at an exercise price of $2.00 per share expiring on February 12, 2015. The vesting schedule of the option is as follows: one-sixth vested on February 13, 2009 and one-sixth vests on February 13 of each year thereafter through 2014.

(5) Non-Equity Incentive Plan Compensation consists of the accrued incentive bonus on pre-tax income as defined in each executive's employment agreement. As part of his arbitration filing, Mr. Sunshine contests that he is owed an amount under his annual incentive plan for 2010. The Company believes no amounts are owed to Mr. Sunshine under his annual incentive plan for 2010 and the Company will vigorously defend its position during the arbitration hearing.

(6)     See the "All Other Compensation Table" below for additional information.

(7)     Mr.  Gutman  commenced  employment  as  of  August  1,  2008.

(8) The Company elected not to renew the employment agreement of Mr. Sunshine effectively terminating his employment as of December 31, 2010. The Company recorded a liability of $1,688,000 at December 31, 2010 for its estimated contractual obligation and other related costs associated with the non-renewal of Mr. Sunshine's employment agreement. In March 2011, Mr. Sunshine filed for an arbitration hearing in the City of New York to settle a dispute regarding certain contractual obligations owed in connection with the non-renewal of his employment contract. The arbitration is pending.

(9) Mr. Binder was named President and Chief Executive Officer as of January 1, 2011.


ALL  OTHER  COMPENSATION  TABLE


The following table describes each component of the "All Other Compensation" in the Summary Compensation Table set forth above.

                                                                                   LONG TERM  LONG TERM MEDICAL COUNTRY
                               401(K) PLAN                             CAR LEASE/  DISABILITY CARE      REIMB   CLUB
NAME OF EXECUTIVE            CONTRIBUTIONS   LIFE INSURANCE PREMIUMS   CAR USAGE   PREMIUM    PREMIUM   PLAN    DUES       TOTAL
--------------------------  --------------  ------------------------  -----------  --------  --------  ------  --------  ---------
                     2010   $        4,900  $                 33,066  $    22,848  $  4,961  $  7,446  $8,088  $ 22,934  $104,243
                     2009   $        5,526  $                 34,831  $    22,848  $  4,961  $  7,446  $7,157  $ 27,475  $110,244
D. Sunshine          2008   $        4,600  $                 33,066  $    22,254  $  4,961  $  7,446  $7,188  $ 33,280  $112,795
--------------------------  --------------  ------------------------  -----------  --------  --------  ------  --------  --------
                     2010   $        4,900  $                  6,650  $    12,144  $  3,730  $  4,478  $4,044         -  $ 35,946
                     2009   $        4,900  $                  6,650  $    11,091  $  3,730  $  4,478  $3,578         -  $ 34,427
B. Reissman          2008   $        4,600  $                  6,650  $    10,745  $  3,730  $  4,478  $3,594         -  $ 33,797
--------------------------  --------------  ------------------------  -----------  --------  --------  ------  --------  --------
                     2010   $        4,900  $                  4,450  $    12,617  $  4,798  $  3,021  $4,044         -  $ 33,830
                     2009   $        5,135  $                  4,450  $    13,068  $  4,798  $  3,021  $3,578         -  $ 34,050
M. Binder            2008   $        5,944  $                  4,450  $    13,072  $  4,798  $  3,021  $3,594         -  $ 34,879
--------------------------  --------------  ------------------------  -----------  --------  --------  ------  --------  --------
                     2010   $        4,257                         -  $     8,300         -         -  $4,044         -  $ 16,601
                     2009   $        4,106                         -  $     7,200         -         -  $3,578         -  $ 14,884
M. Tublisky          2008   $        4,020                         -  $     7,200         -         -  $3,594         -  $ 14,814
--------------------------  --------------  ------------------------  -----------  --------  --------  ------  --------  --------
                     2010   $        3,334                         -  $    15,547         -         -  $1,320         -  $ 20,201
                     2009   $        3,372                         -  $    19,520         -         -  $1,300         -  $ 24,192
D. Gutman            2008   $        1,600                         -  $     7,150         -         -  $  351         -  $  9,101
--------------------------  --------------  ------------------------  -----------  --------  --------  ------  --------  --------

GRANTS OF PLAN-BASED AWARDS IN 2010

    In April 2010, Messrs. Sunshine, Reissman and Binder received 33,967, 9,510, and 4,076, respectively, of Common Stock, valued at $3.68 per share, pursuant to a Long Term Incentive Plan ("LTIP"). The shares vest ratably each December 31 over a three year period provided each officer is still employed, and are subject to acceleration for death or change in control.

Employment  Agreements

On December 11, 2007, Orbit's Board of Directors (the "Board") authorized the Company to enter into employment agreements with its senior management, which went into effect on January 1, 2008. The full texts of the Employment Agreements are filed as Exhibits to the Company's Current Report on Form 8-K for December 11, 2007 and are incorporated herein by reference. The following discussion provides a summary of the material terms of the Employment Agreements, which discussion is qualified in its entirety by reference to the entire text of the Employment Agreements.

The  Sunshine  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Dennis Sunshine, its Chief Executive Officer (the "Sunshine Employment Agreement"). The Sunshine Employment Agreement provides for an annual base salary of $449,000 ("Base Salary"). The term of the agreement was for three years commencing on January 1, 2008 (the "Term"). Mr. Sunshine was eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Sunshine could receive up to 100% of his Base Salary, with an annual target incentive of 50% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Sunshine was also eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Sunshine would be entitled to receive cash, shares or options (with a three year vesting schedule) to purchase the Company's stock with a value of $125,000 annually during the Term. In addition, Mr. Sunshine may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's Compensation Committee, at its sole discretion. Mr. Sunshine was entitled to receive other benefits under his employment agreement including reimbursement of country club fees and vehicle expenses. During the Term, the Company shall maintain life insurance on Mr. Sunshine in the amount of one million dollars.

     The Company decided not to extend Mr. Sunshine's employment agreement beyond December 31, 2010. Mr. Sunshine is entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP (as defined) and all non-vested shares or options received under his LTIP became vested on the date of termination. The Company recorded a liability of $1,688,000 at December 31, 2010 for its estimated contractual obligation and other related costs associated with the non-renewal of Mr. Sunshine's employment agreement.

The  Binder  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Mitchell Binder, its Chief Financial Officer and Executive Vice President - Finance (the "Binder Employment Agreement") and was amended on December 22, 2009 and December 21, 2010. The Binder Employment Agreement is substantially similar to the Sunshine Employment Agreement. The following discussion provides a summary of the material terms of the Binder Employment Agreement, which discussion is qualified in its entirety by reference to the entire text of the Binder Employment Agreement.

     The Binder Employment Agreement, as amended, provides for an annual base salary of $328,000 ("Base Salary"). The term of the agreement is for three years commencing on January 1, 2010 (the "Term"). Mr. Binder is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Binder could receive up to 52.5% of his Base Salary, with an annual target incentive of 35% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Binder shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Binder would be entitled to receive cash, shares or options (with a two year vesting schedule) to purchase the Company's stock with a value of $15,000 annually during the Term. In addition, Mr. Binder may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's
Compensation Committee, at its sole discretion. Mr. Binder is entitled to receive other benefits under his employment agreement including vehicle expenses. During the Term, the Company maintains life insurance on Mr. Binder in the amount of one million dollars.

     If the Company decides not to extend the agreement beyond the Term, terminates Mr. Binder without Cause, or Mr. Binder resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Binder shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Binder shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Binder is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of two years following the termination of the Term of Mr. Binder's employment with the Company.

The  Reissman  Employment  Agreement

     On December 14, 2007, the Company entered into an employment agreement with Bruce Reissman, the Chief Operating Officer and Executive Vice President (the "Reissman Employment Agreement"). In February 2011, the term of the agreement was extended through May 31, 2011. The Company is currently negotiating a new employment agreement with Mr. Reissman. The Reissman Employment Agreement is also substantially similar to the Sunshine Employment Agreement. The following discussion provides a summary of the material terms of the Reissman Employment Agreement, which discussion is qualified in its entirety by reference to the entire text of the Reissman Employment Agreement.

     The Reissman Employment Agreement provides for an annual base salary of $389,300 ("Base Salary"). The term of the agreement was for three years commencing on January 1, 2008 (the "Term"). In February 2011, the term of the agreement was extended through May 31, 2011. Mr. Reissman is eligible to participate in an executive annual incentive plan ("AIP") that is approved by the Company's Compensation Committee. Pursuant to such AIP, for each year during the Term, Mr. Reissman could receive up to 52.5% of his Base Salary, with an annual target incentive of 35% of Base Salary, based on the satisfaction of certain financial and strategic objectives approved by the Board each year during the Term. Mr. Reissman shall also be eligible to participate in an executive long term incentive plan ("LTIP") that is approved by the Board under which Mr. Reissman would be entitled to receive cash, shares or options (with a three year vesting schedule) to purchase the Company's stock with a value of $37,500 annually during the Term. In addition, Mr. Reissman may be awarded an annual discretionary bonus ("Bonus") during the Term by the Company's
Compensation Committee, at its sole discretion. Mr. Reissman is entitled to receive other benefits under his employment agreement including reimbursement of country club fees and vehicle expenses. During the Term, the Company shall maintain life insurance on Mr. Reissman in the amount of one million dollars.

     If the Company decides not to extend Mr. Reissman's employment agreement beyond the extended Term, terminates Mr. Reissman without Cause, or Mr. Reissman resigns for Good Reason (as those terms are defined in his employment agreement), Mr. Reissman shall be entitled to receive a severance amount equal to two years of his Base Salary and two years of his AIP, and all non-vested shares or options received under his LTIP shall accelerate and vest on the date of termination. In the event of a Change in Control (as that term is defined in his employment agreement), Mr. Reissman shall be entitled to receive the maximum amount that can be paid to him without any portion thereof constituting an "excess parachute payment" as defined in Section 280G (b) (1) of the Internal Revenue Code of 1986, as amended (approximately three times his Base Salary) along with other benefits set forth in his employment agreement.

     Mr. Reissman is entitled to participate in the Company's executive benefit programs and is subject to certain non-competition and non-solicitation provisions in his employment agreement, which extend for a period of three years following the termination of the Term of Mr. Reissman's employment with the Company.


     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2010

The table on the following page summarizes, for each of the executive officers named in the Summary Compensation Table, grants of stock options and restricted stock outstanding at December 31, 2010. The market value of the stock awards is based on the closing market price of our stock on December 31, 2010 which was $3.79.



                                                       OUTSTANDING EQUITY AWARDS AT YEAR-END

                                 OPTION AWARDS                                            STOCK AWARDS (A)(B)(C)(D)(E)
             ------------------------------------------------------------  --------------------------------------------------------
             Option                                  Option     Option                 Number of   Market     Equity      Value of
             Grant            #              #       Exercise   Expiration Stock Award Shares      Value      Incentive   Unearned
             Date        Exercisable   Unexercisable Price      Date       Date        Not Vested  Not Vested Plan Awards Shares
             ---------  ------------  -------------  ------   ---------  ---------- ----------  -----------  -----------  ------
D. Sunshine  7/29/2003     31,250(F)         -       $ 4.51    7/29/2013      -           -            -            -       -
             6/25/2004     31,250(F)         -       $ 5.96    6/25/2014      -           -            -            -       -

B. Reissman  7/29/2003     31,250            -       $ 4.51    7/29/2013      -           -            -            -       -
             6/25/2004     31,250            -       $ 5.96    6/25/2014      -           -            -            -       -
                                                                           10/13/2004   37,500     $ 142,000        -       -
                                                                            6/18/2008    1,842     $   7,000        -       -
                                                                            3/11/2009   10,848     $  41,000        -       -
                                                                            4/13/2010    9,510     $  36,000        -       -

M. Binder     7/29/2003    31,250            -       $ 4.51    7/29/2013        -         -            -            -       -
              6/25/2004    31,250            -       $ 5.96    6/25/2014        -         -            -            -       -
              2/13/2009    26,231(G)       56,667    $ 2.00    2/13/2014        -         -            -            -       -
                                                                           10/13/2004   37,500     $ 142,000        -       -
                                                                            3/11/2009    4,404     $  17,000        -       -
                                                                            4/13/2010    4,076     $  15,000        -       -

M. Tublisky   7/29/2003     8,438            -       $ 4.51    7/29/2013        -          -            -           -       -
                                                                            8/14/2008    1,083     $   4,000        -       -

D. Gutman                     -              -           -          -       8/14/2008      833     $   3,000        -       -


(A)     In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of Common Stock, valued at $5.32 per share, the fair market value of the stock on the date of grant.  The shares were awarded as a retention award to remain with the Company for ten years.  The shares are held in escrow, subject to forfeiture and vest over ten years.  The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the
Stock Escrow Agreement), as follows: (i) 28,125 shares, which vested at October 13, 2007 and (ii) 9,375 shares, which vest each year for the years October 13, 2008 through October 13, 2014.

(B) In June 2008, Messrs. Sunshine, Reissman and Binder received 17,605, 5,281, and 2,112, respectively, of Common Stock, valued at $7.10 per share, pursuant to a Long Term Incentive Plan ("LTIP").  The shares vest ratably each December 31 over a three year period, provided each officer is still employed, and are subject to acceleration for death or change in control.

(C) In March 2009, Messrs. Sunshine, Reissman and Binder received 55,066, 16,272, and 6,607, respectively, of Common Stock, valued at $2.27 per share, pursuant to a Long Term Incentive Plan ("LTIP").  The shares vest ratably each December 31 over a three year period, provided each officer is still employed, and are subject to acceleration for death or change in control.

(D) In April 2010, Messrs. Sunshine, Reissman and Binder received 33,967, 9,510, and 4,076, respectively, of Common Stock, valued at $3.68 per share, pursuant to a Long Term Incentive Plan ("LTIP").  The shares vest ratably each December 31 over a three year period, provided each officer is still employed, and are subject to acceleration for death or change in control.

(E) Pursuant to the non-renewal of Mr. Sunshine's employment agreement effective December 31, 2010, all non-vested shares of restricted stock vested as of that date.

(F) These stock options were forfeited on March 31, 2011 since the options were unexercised within three months of the end of
Mr. Sunshine's employment.

(G) On February 13, 2009, 112,500 of Mr. Binder's stock options at an exercise price of $1.92 per share, scheduled to expire on
March 27, 2010, were cancelled by the Compensation Committee.  On the same date, the Compensation Committee granted to Mr.
Binder 85,000 stock options at an exercise price of $2.00 per share expiring on February 12, 2015.  The vesting schedule of the option is as follows:  one-sixth vested on February 13, 2009 and one-sixth vests on February 13 of each year thereafter through
2014.


OPTION EXERCISES AND STOCK VESTED

          This table provides information about any options that were exercised, or any stock that vested in 2010.


                        OPTION AWARDS              STOCK AWARDS


                   # OF SHARES  VALUE        # OF SHARES    VALUE
                   ACQUIRED     REALIZED ON  ACQUIRED ON    REALIZED ON
NAME OF EXECUTIVE  ON EXERCISE  EXERCISE     VESTING        VESTING
-----------------  -----------  -----------  ------------  -----------
D. Sunshine                  -            -    147,644(1)  $556,512(1)
-----------------  -----------  -----------  ------------  -----------
B. Reissman             66,563      141,592       16,642   $   58,541
-----------------  -----------  -----------  ------------  -----------
M. Binder               54,868      105,401       12,634   $   42,491
-----------------  -----------  -----------  ------------  -----------
M. Tublisky                  -            -        1,083   $    3,357
-----------------  -----------  -----------  ------------  -----------
D. Gutman                    -            -          833   $    2,582
-----------------  -----------  -----------  ------------  -----------


(1) Pursuant to the non-renewal of Mr. Sunshine's employment contract, 114,045 shares of restricted stock, valued at $432,687, became vested in 2010.


                           COMPENSATION OF DIRECTORS

Directors of the Company who are not employed by the Company received director fees of $3,750 per quarter ($15,000 per annum). Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. The following table sets forth compensation earned or paid to each non-employee director during 2010:





                                                  Stock        Non-Equity     All
                      Fees Earned or  Stock       Option       Incentive      Other
Name                  Paid in Cash    Awards      Awards       Plan Comp.     Compensation       Total
--------------------  -------------   -------    ----------    ----------   ---------------    ---------

Lee Feinberg(1)       $14,250            -           -              -              -             $14,250
Bernard Karcinell(2)  $24,000            -           -              -              -             $24,000
Sohail Malad(2)       $24,000            -           -              -              -             $24,000
Fredric Gruder(2)     $27,000            -           -              -              -             $27,000


(1)     Mr.  Feinberg  directed  payment  of  his entire fee earned as a director to a designated charity. Mr. Feinberg resigned  from  the  Board  of  Directors  on  October  6,  2010.

(2)     In  October  2010,  the  Company  formed  a Special Transaction Committee of the Board of Directors to oversee, directly  evaluate  and,  if appropriate, implement a potential strategic transaction. Fees earned include compensation paid to members of the Special Transaction Committee in November and December 2010.

As of December 31, 2010, each person that served as a director during 2010 held the following outstanding options to purchase Common Stock:

                                                  Option             Option
                Number  of  Securities            Exercise  Price    Grant
Name            Underlying  Outstanding  Options  ($)                Date
-------         --------------------------------  --------------     -------

Bernard  Karcinell              520                    3.01          6/28/02


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company's Plans (defined below).

     Messrs. Gruder, Karcinell and Malad served on the Compensation Committee during 2010, with Mr. Gruder serving as Chairman.

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 15, 2011, certain information with respect to persons known by the Company to be the beneficial owners of more than 5% of the Common Stock.




                                                                         Beneficial Ownership
                                                                           of Common Stock
                                                                       ------------------------
                                                                       Number of       Percentage of
                                                                         Shares           Class
                                                                      -------------    -----------
Name and Address
----------------------------------------
Elkhorn Partners Limited Partnership (1)                                689,734           14.6%
222 Skyline Drive
Elkhorn, NB 68022

Dennis Sunshine (2)                                                     594,137           12.6%
35 Kettlepond Road
Jericho, NY 11753

Atlas Capital Management (3)                                            293,296            6.2%
8214 Westchester Drive, Suite 650
Dallas, TX 75225

(1)     Based on Form 4 filed by Elkhorn Partners Limited Partnership with the SEC on March 23, 2011.
(2)     Based on Form 4 filed by Dennis Sunshine with the SEC on September 8, 2010.
(3)     Based on Schedule 13G filed by Atlas Capital Management with the SEC on February 14, 2011.

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of April 15, 2011, information concerning the beneficial ownership of Common Stock by each director, each of the executive officers named in this proxy statement and all current directors and executive officers as a group. Under rules of the SEC, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Each person reflected in the table below has both sole voting and investment power with respect to the shares included in the table, except as described in the footnotes below.





                                                                                       Shares Subject to                Percent
                                                            Number of Shares Owned     Exercisable                         of
Name of Beneficial Owner**                                  Directly or Indirectly     Options             Total        Class (6)
----------------------------------------------------------  ------------------------   ------------------  -------     ---------

Mitchell Binder, President and
  Chief Executive Officer (1)                                         107,063             102,898(1)      209,961         4.3%

Bruce Reissman, Executive Vice
  President, Chief Operating Officer (2)                              451,273              62,500         513,773        10.7%


David Goldman, Chief
  Financial Officer and Treasurer (3)                                   3,750               3,000           6,750          *

Mark Tublisky, Secretary (4)                                            6,350               8,438          14,788          *

David Gutman, President, (5)
  Chief Operating Officer, Tulip
  Development Laboratory, Inc.                                          2,500                 -             2,500          *

Kenneth Ice, President
  Chief Operating Officer
  Integrated Combat Systems                                           145,746                 -           145,746         3.1%


Bernard Karcinell, Director                                             7,124                 520           7,644          *

Sohail Malad, Director                                                    0                    0               0           *

Fredric Gruder, Director                                                  0                    0               0           *

All officers and directors
  as a group (9 persons)                                              723,806             177,356         901,162        18.4%
----------------------------------------------------------

*   Less than one percent
**  Address is c/o Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788
(1)     Includes 42,419 restricted shares subject to forfeiture. Does not include options to purchase 42,500 shares of
        Common Stock not currently exercisable.
(2)     Includes 49,264 restricted shares subject to forfeiture.
(3)     Includes 917 restricted shares subject to forfeiture.
(4)     Includes 1,083 restricted shares subject to forfeiture.
(5)     Includes 833 restricted shares subject to forfeiture.
(6)     Based on 4,734,220 shares issued and outstanding as of May 16, 2011. Except as otherwise noted in the footnotes to this  table,  the  named  person  owns  directly  and exercises sole voting and investment power over the shares listed as beneficially  owned  by  such  person. Includes any securities that such person has the right to acquire within sixty days pursuant  to  options,  warrants,  conversion  privileges  or  other  rights.


                                   PROPOSAL 2

                            INDEPENDENT ACCOUNTANTS

RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board, upon the recommendation of the Audit Committee, has appointed EisnerAmper LLP ("EisnerAmper") as independent accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending December 31, 2011.

     On August 16, 2010, the Audit Committee engaged EisnerAmper to serve as the Company's new independent registered public accounting firm, after it was notified on August 16, 2010 that Amper, Politziner and Mattia, LLP ("Amper"), an independent registered public accounting firm, would not be able to stand for re-appointment because it combined its practice on that date with that of Eisner LLP ("Eisner") to form EisnerAmper, an independent registered public accounting firm. The Company previously filed Form 8-K on August 18, 2010 acknowledging this change.

     During the Company's fiscal year ended December 31, 2009 and through the date we engaged EisnerAmper, the Company did not consult with Eisner regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The audit report of Amper on the consolidated financial statements of the Company as of and for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2009 and through August 16, 2010, there were (i) no disagreements between the Company and Amper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in their report on the Company's financial statements for such year or for any reporting period since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

     Representatives of EisnerAmper are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.




AUDIT  FEES  AND  AUDIT  RELATED  FEES

     In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by EisnerAmper, Amper, and McGladrey & Pullen, LLP ("M&P") for the Company in its fiscal years ended December 31, 2010 and 2009, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed and to be billed by the Company's independent auditors for each of the last two fiscal years are as follows:




                                             December 31, 2010            December 31, 2009
                                             -----------------            ------------
Audit fees - McGladrey & Pullen, LLP            $      -                    $   30,000

Audit fees - Amper, Politziner & Mattia, LLP.   $    64,000                 $  192,000

Audit fees - EisnerAmper LLP                    $   173,000                 $     -

Tax fees - EisnerAmper LLP                      $    34,000                 $     -

All other fees - McGladrey & Pullen, LLP        $     9,000                 $    8,000

Tax fees - Amper, Politziner & Mattia, LLP      $      -                    $   29,000









     Audit fees consist of fees related to professional services rendered during 2010 and 2009 in connection with the audit of our annual financial statements, the review of interim financial statements included in each of our Quarterly Reports on Form 10-Q, and other professional services provided by our registered public accounting firm in connection with statutory or regulatory filings or engagements.


AUDIT COMMITTEE PRE-APPROVAL POLICY

     EisnerAmper and Amper were retained to audit the consolidated financial statements for the year ended December 31, 2010. Amper was retained to audit the consolidated financial statements for the years ended December 31, 2009. In addition, EisnerAmper and Amper were retained to provide other auditing and advisory services in the 2010 and 2009 fiscal years. EisnerAmper and Amper have to maintain objectivity and independence in their audit of the financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper and Amper, the Audit Committee has restricted the non-audit services that EisnerAmper and Amper may provide to primarily tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from EisnerAmper and Amper only when the services offered by EisnerAmper and Amper are more effective or economical than services available from other service providers.

     The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper and Amper or any other accounting firms. Specifically, the audit committee has pre-approved the use of EisnerAmper and Amper for specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that are requested of EisnerAmper and Amper. In each case, the Audit Committee has also set a specific annual limit on the amount of such services which we would obtain from EisnerAmper and Amper, and has required management to report the specific engagements to the Committee on a quarterly basis and to obtain specific pre-approval from the Audit Committee for all engagements.

     THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE AUDITORS FOR THE COMPANY TO BE IN THE COMPANY'S BEST INTEREST AND RECOMMENDS A VOTE "FOR" SUCH RATIFICATION.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the SEC to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with except, Mitchell Binder, President and Director, who filed a Form 4 one day late in connection with the exercise and sale of stock options.

     STOCKHOLDER  PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless such person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with such person's name, address, the number of shares held by such person and the dates upon which such person acquired such shares with documentary support for a claim of beneficial ownership and a statement that such person intends to continue to hold the shares through the date of the meeting, (c) notifies the Company of such person's intention to appear personally at the meeting or by a qualified representative under Delaware law to present such person's proposal for action, and (d) submits such person's proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than January 21, 2012. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the SEC's rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other bases such as the proposal deals with a matter relating to the Company's ordinary business operations.


                   DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS


     As permitted by applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788, or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request which should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.

                        AVAILABILITY OF PROXY MATERIALS
The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2010, are available at www.Orbitintl.com. Instead of receiving future copies of our Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.




                                 OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.

                                                                [X] Please  mark
                                                                    your  votes
                                                                    as  this
                                                                    example


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  1

1.  Election  of  Directors   FOR  All nominees              WITHHOLD  AUTHORITY
                              listed  (except  as  marked    to  vote  for  all
                              to  the  contrary,  see        nominees  listed
                              instruction  below)            at  left

Mitchell  Binder,  Bruce  Reissman,
Bernard  Karcinell,  Sohail  Malad
and  Fredric  Gruder                 [ ]                          [ ]


     INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
NOMINEE,  DRAW  A  LINE  THROUGH  THE  NAME  OF  THE  NOMINEE  ABOVE.

THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  2

2.     Proposal  to  ratify  EisnerAmper  LLP
      as  independent  auditors.           For         Against         Abstain
                                           [ ]           [ ]             [ ]

3. The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.


Dated     ,  2011

Signature(s)

Signature(s)

Please sign exactly as your name appears on the stock certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.

                       ORBIT  INTERNATIONAL  CORP.
     ANNUAL  MEETING  OF  STOCKHOLDERS  -  JUNE  24,  2011
     THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder in Orbit International Corp. (the "Corporation") hereby constitutes and appoints Mitchell Binder and Bruce Reissman and each of them, his/her/its true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Friday, June 24, 2011, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR PROPOSAL 2.


     (Continued  and  to  be  signed  and  dated  on  the  other  side)